SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

THE PEP BOYS – MANNY, MOE & JACK
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE PEP BOYS – MANNY, MOE & JACK
3111 West Allegheny Avenue
Philadelphia, Pennsylvania 19132
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SUPPLEMENT TO PROXY STATEMENT
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This Supplement to our Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Pep Boys – Manny, Moe & Jack for use at the Annual Meeting of Shareholders scheduled for October 19, 2006. The Proxy Statement was sent to shareholders on or about September 8, 2006.

The constitution of our Board of Directors has changed since the approval of the recommendations contained in the Proxy Statement.

Our Board of Directors currently consists of the following members: William Leonard, Peter A. Bassi, Jane Scaccetti, John T. Sweetwood, M. Shân Atkins, Robert H. Hotz, Max L. Lukens, James A. Mitarotonda, Nick White, James A. Williams and Thomas R. Hudson Jr.

The current Board of Directors unanimously recommends a vote “FOR” (Item 1) - Election of the nominated slate of Directors, subject to the proxies’ discretion to cumulate votes.

The current Board of Directors unanimously recommends a vote “FOR” (Item 2) - The approval of the appointment of our independent registered public accounting firm.

A majority of the current Board of Directors recommends a vote “AGAINST” (Item 3) - The shareholder proposal regarding our Shareholder Rights Plan.

This Supplement should be read together with our Proxy Statement. Except for the supplemental information set forth above, this Supplement does not amend or otherwise modify our Proxy Statement.

September 20, 2006